AMENDMENT TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

OF GIP VB SPE, LLC

THIS AMENDMENT (this “Amendment”) to the Amended and Restated Limited Liability Company Agreement of GIP VB SPE, LLC, a Delaware limited liability company (the “Company”), dated as of August 10, 2023, as amended by Amendment No. 1 to Amended and Restated Limited Liability Company Agreement of GIP VB SPE, LLC and as further amended effective August 10, 2026 (as amended, the “Agreement”), is entered into as of August 31, 2026, by and among Generation Income Properties, L.P., a Delaware limited partnership (the “Generation Member”), LC2-NNN Pref, LLC, a Florida limited liability company (the “Loci Member”), and Generation Income Properties, L.P., in its capacity as the manager of the Company (the “Manager,” and together with the Generation Member and the Loci Member, the “Parties”). Capitalized terms used but not defined in this Amendment have the meanings given to them in the Agreement.

BACKGROUND STATEMENT

A. Under Section 4.3(b) of the Agreement, the Redemption Amount is payable to the Loci Member on or before the Mandatory Redemption Date, and the Agreement granted the Generation Member two 12-month options to extend the Mandatory Redemption Date.

B. The Parties acknowledge, solely for purposes of this Amendment, that the Mandatory Redemption Date in effect immediately before this Amendment is August 31, 2026.

C. The Parties wish to extend the Mandatory Redemption Date from August 31, 2026 to September30, 2026, in accordance with Section 12.1 of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties agree as follows:

1. Extension of Mandatory Redemption Date. The Mandatory Redemption Date is extended from August 31, 2026 to September30, 2026 (the “Extension”). From and after the date of this Amendment, each reference in the Agreement to the Mandatory Redemption Date means September30, 2026, as the Mandatory Redemption Date may be further extended in accordance with the Agreement. For avoidance of doubt, the Parties acknowledge and agree that (i) the Extension does not extend the date of any further extension of the Mandatory Redemption Date such that if the Mandatory Redemption Date is further extended pursuant to the terms of the Agreement, such extension shall only be to August 10, 2027, (ii) the Extension does not mean that the Generation Member has satisfied the conditions set forth in the Agreement including, without limitation, conditions set forth in Section 4.3(b) of the Agreement, to extend the Mandatory Redemption Date (the “Requirements”), (iii) upon satisfaction of the Requirements prior to September30, 2026, the Generation Member shall have the right to extend the Mandatory

Redemption Date to August 10, 2027, and (iii) if the Requirements are not satisfied prior to September30, 2026, the Mandatory Redemption Date shall be and remain September30, 2026.

2. Effect of Amendment. Except as expressly amended by this Amendment, the Agreement remains unchanged and in full force and effect. Nothing in this Amendment, other than the extension of the Mandatory Redemption Date provided in Section 1, constitutes a waiver by any Party of any right or remedy under the Agreement.

3. Governing Law. This Amendment is governed by, and construed in accordance with, Section 12.3 of the Agreement, which applies to this Amendment as if fully set forth in this Amendment.

4. Counterparts. This Amendment may be executed in any number of counterparts, including by electronic signature, each of which is deemed an original and all of which together constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

GENERATION MEMBER AND MANAGER:

GENERATION INCOME PROPERTIES, L.P.,

a Delaware limited partnership, in its capacity as the Generation Member and as the Manager

By: Generation Income Properties, Inc.,

a Maryland corporation, its General Partner

By: /s/ David Sobelman

Name: David Sobelman

Title: CEO

Date: 8/31/2026

LOCI MEMBER:

LC2-NNN PREF, LLC,

a Florida limited liability company

By: Loci Capital Management Co., LLC,

a Florida limited liability company, its Manager

By: /s/ Michael J. Phillips

Name: Michael J. Phillips

Title: Manager

Date: 8/31/2026

[Signature Page to Amendment to Amended and Restated

Limited Liability Company Agreement of GIP VP SPE, LLC]